                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2012

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2012

(unaudited)

        Van Eck VIP Trust

                 Van Eck VIP Global Bond Fund

Van Eck VIP Global Bond Fund

Management Discussion	1

Explanation of Expenses	4

Schedule of Investments	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statement of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Approval of Advisory Agreement	13

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2012, and are subject to change.

VAN ECK VIP GLOBAL BOND FUND

Dear Shareholder:

For the six months ended June 30, 2012, the Initial Class shares of the Van Eck VIP Global Bond Fund gained 2.18%, outpacing its benchmark, the Citigroup World Government Bond (CGWGBI) Index1, which returned 0.41% (in U.S. dollar terms). In the first half of 2012, the Fund benefited from its positioning in the major dollar-denominated bond markets, particularly the U.S., Canadian, Australian and New Zealand bond markets, some of which were among the stronger performing bond markets in the first six months of 2012; the Fund’s underweight in Japanese bonds (relative to the CGWGBI) was also supportive.

The Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations. As of June 30, 2012, 35.1% of the Fund’s bond holdings were rated AAA and 60.3% were rated AA by Standard and Poor’s†. The Fund continues to maintain its focus on higher-grade government bonds, and we believe it continues to be well positioned in this uncertain environment. Higher-quality global bond markets move generally in different cycles and with varying supply/demand characteristics, and may add balance to a diversified fixed-income strategy.

Market and Economic Review

The first half of 2012 was a difficult period for investors given that the health of the global economy remained unclear. The period was marked by continued market cycles of risk-on, risk-off sentiment, that was driven by deteriorating economic indicators and varying expectations of the success central bankers and politicians, worldwide, could achieve in assisting ailing economies. Concerns over slower global economic growth began to grow towards the end of the first quarter with particular concern over the weakness of the U.S. economy and slowing growth in China. Among emerging markets, focus on inflationary pressures subsided, only to be replaced by concerns over a slowing pace of economic growth, especially for China, India and Brazil. The world’s fiscal center stage, however, continued to be occupied by the worsening sovereign debt crises in Europe, with all eyes on Greece, Spain and Italy.

Heightened risk aversion in the latter part of the first half of 2012 benefitted global bond markets, which in general performed better than their equity counterparts for the six-month period. The flight-to-quality that characterized the latter half of 2011 continued into this year with investors seeking the safety of higher-quality government bonds, particularly U.S. Treasury bonds and higher-quality, investment grade corporate bonds. The preference for safety, which accelerated in the second quarter, helped push yields, on Treasuries, high-quality global government bonds, and corporates to new lows; while difficult for investors living off fixed-income yields, it proved beneficial for companies looking to lower corporate borrowing costs.

As 2012 began, credit markets benefitted from central bank efforts to inject more liquidity into the global financial system in order to ensure functioning credit markets and to stimulate economic growth. In the U.S., the Federal Reserve (the “Fed”) decided in January to continue to hold the federal funds rate near 0% but extended the likely duration of that accommodation through the end of 2014, this and the Fed’s maturity extension program, dubbed “Operation Twist” helped pushed interest rates to record lows. In February, the Bank of England announced additional quantitative easing through the purchase of U.K. government securities; and the Bank of Japan announced increased purchases of Japanese government bonds. In Europe, where the fiscal pain is most acute, the European Central Bank implemented the second planned tranche of its longer-term refinancing operation (LTRO), which offered some relief for the region and peripheral spreads in the first quarter.

In the second quarter, Europe’s deteriorating sovereign debt situation came into sharper focus. The markets appeared to begin to price in the impact of a potential exit of Greece from the monetary union, as well as the ramifications of potential need for Spanish and Italian bailouts. Demand for the U.S. dollar and U.S. Treasury securities increased as European concerns intensified. On June 29, 2012, however, at the conclusion of a summit of Euro leaders, the group came to an agreement on a ‘roadmap’ toward more centralized banking regulations and the use of bailout funds to support government bond markets. Given the negative sentiment and the previous inability of European leaders to find consensus, global markets responded positively to this “breakthrough” agreement. At the same time, however, concerns about slowing global economic growth continued to build. We saw China step up growth-oriented policies and rhetoric, even cutting lending and deposit rates as the summer began.

During the six-month period, Europe’s financial troubles caused a sell-off in most European currencies, the widening of peripheral European bond spreads, and a slightly stronger U.S. dollar. Government bond yields declined across the board. The yield of the 10-year U.S. Treasury bonds moved slightly lower in the first half of 2012, from 1.88% at yearend 2011 to 1.65% as of June 30, 2012 (compared to 3.16% a year earlier at June 30, 2011). German 10-year bonds declined from

VAN ECK VIP GLOBAL BOND FUND

1.83% to 1.58% (compared to 3.03% a year ago); Canada’s 10-year bonds, moved down from 1.94% to 1.74% (compared to 3.11% a year ago); the U.K.’s 10-year bonds, moved down from 1.98% to 1.73% (compared to 3.38% a year ago); and Japan’s 10-year bonds declined less dramatically from 0.99% to 0.84% (compared to 1.14% a year ago).

Fund Review

During the semi-annual period, we continued our long-standing strategy of maintaining an overweight bias relative to the Fund’s benchmark in terms of both U.S. currency exposure and U.S. duration. The Fund’s U.S. bond market overweighting, while it hampered performance in the first quarter, proved beneficial to relative performance for the overall period. Although the U.S. government bond market declined in the first quarter, it managed to rally in the second quarter to post a year-to-date gain of 1.48% in U.S. dollar terms. At the same time, the U.S. dollar strengthened against the Euro and the Japanese yen.

Throughout the period, we continued to favor the bond markets of the other dollar bloc countries of Canada, Australia and New Zealand as we continue to believe that they should benefit from stronger fiscal health and the higher growth levels of emerging market economies. While Canada contributed to the Fund’s positive results (gaining 1.80% in local and 1.68% in U.S. dollar terms), the Fund’s overweight positions in Australian and New Zealand bonds provided a bigger boost to both absolute and relative performance. The Australian bond market was up 5.04% in local currency terms, and 5.02% in U.S. dollar terms in the first half. The New Zealand bond market climbed 4.04% in local currency terms and 7.20% in U.S. dollar terms.

The Fund’s neutral position in terms of European bond exposure proved beneficial overall; it was somewhat detrimental in the first quarter, but helpful in the second quarter. The core Eurozone bond markets performed reasonably, rising 3.68% in euro terms, but were weaker in U.S. dollar terms (+1.36%). Most of the European bond strength came in the first quarter on the back of strong local market performances for the Irish and Italian bond markets (up 14.08% and 8.76% in local terms, respectively), and from the euro, which strengthened against the U.S. dollar. This outperformance in the periphery appeared to be driven by the liquidity provided by the European Central Bank via LTRO. In the second quarter, the negative local market performance of the Spanish and Italian bond markets tempered the more positive local market performances of core European markets like France and Germany. This divergence was largely driven by concern surrounding Spain’s, and perhaps Italy’s, need for a bailout. Throughout the first half of 2012, the Fund’s U.K. bond position helped absolute performance; U.K. bonds gained 2.96% in U.S. dollar terms for the six months.

Our long-standing underweighting in Japan (both in terms of its currency and bond markets) was mostly beneficial. In the first quarter, the yen weakened materially against to the U.S. dollar following the Bank of Japan announcement to enhance monetary easing and target price stability in order to combat Japan’s persistent deflationary pressures. The Japanese bond market gained 0.29% in local yen terms in the first quarter but lost 6.24% in U.S. dollar terms. In the second quarter, the yen reversed course, strengthening by more than 3% relative to the U.S. dollar. The yen appeared to benefit from safe haven status and strengthened as the European financial crisis worsened and peripheral European bond spreads widened. Overall for the first half, the Japanese bond market was up 1.36% in local terms and down 2.26% in U.S. dollar terms.

* * *

At this writing, our outlook for a continuation of modest global economic growth remains somewhat uncertain given the depth of the European debt crisis. This should bode well for global bond markets, particularly the perceived safety of higher-quality debt instruments. We anticipate that price volatility is likely to continue in the second half, as global economies continue to struggle under the ongoing weight of a deflationary credit contraction. There remains the potential for further monetary easing and negative real interest rates, given the high level of financial risk still present within the global economy. And although European leaders reached a “breakthrough” deal at the 11th hour of June, significant risk remains for the Eurozone over the longer term. Greater definition and timetables need to be addressed, and there remains great uncertainty about how successful these new measures will ultimately be in improving the Eurozone’s complex situation. It is likely to take several additional summits to tackle of all the difficult problems faced by the Eurozone nations in fighting its sovereign debt crises, including implementing austerity measures, sustaining some level of economic growth and maintaining its fragile monetary union. We believe the flight-to-quality that characterized the first half of 2012 is likely to continue and that U.S. Treasuries and higher quality global government bonds will continue to benefit. In terms of the Fund’s portfolio, we are likely to continue to remain defensive by keeping durations/maturities shorter, and to continue to focus the bulk of our investments in the core global bond markets.

The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. Bonds and bond funds will decrease in value as interest rates rise. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your investment in the Van Eck VIP Global Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Gregory F. Krenzer
Co-Portfolio Manager	Co-Portfolio Manager

July 22, 2012

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

Note: All country and regional bond market returns are Citigroup Government Bond Indices.

†	S&P is the credit rating agency (NRSRO) used to determine the ratings for the Fund holdings.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	Citigroup World Government Bond Index (CGWGBI) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.

VAN ECK VIP GLOBAL BOND FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Bond Fund

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 – June 30, 2012

Initial Class	Actual	$1,000.00	$1,021.80	$5.53
	Hypothetical**	$1,000.00	$1,019.39	$5.52

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 1.10% on Initial Class, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Principal Amount		Value

BONDS AND NOTES: 97.7%
Australia: 5.6%
AUD 2,400,000	Australian Government Bond 5.75%, 05/15/21	$2,993,815

Belgium: 4.6%
EUR 1,800,000	Belgian Government Bond 4.00%, 03/28/17 144A	2,482,821

Canada: 5.1%
CAD 2,700,000	Canadian Government Bond 2.00%, 06/01/16	2,731,665

France: 5.0%
EUR 1,900,000	French Government Bond 3.75%, 04/25/17	2,657,267

Germany: 13.8%
EUR 3,000,000	Bundesrepublik Deutschland 4.75%, 07/04/28	5,081,194
1,600,000	Kreditanstalt fuer Wiederaufbau 3.63%, 01/20/20	2,301,676

		7,382,870

Netherlands: 5.1%
EUR 1,900,000	Dutch Government Bond 4.00%, 07/15/16	2,697,580

New Zealand: 7.0%
NZD 4,500,000	New Zealand Government Bond 6.50%, 04/15/13	3,716,494

United Kingdom: 5.2%
GBP 1,500,000	United Kingdom Gilt 3.75%, 09/07/20	2,759,153

Principal Amount		Value

United States: 46.3%
USD 1,000,000	Caterpillar, Inc.
	7.90%, 12/15/18 (c)	$1,350,306
	U.S. Treasury Notes
3,300,000	1.00%, 09/30/16	3,351,820
4,400,000	1.50%, 08/31/18	4,540,593
2,500,000	2.13%, 02/29/16	2,644,337
3,500,000	2.63%, 11/15/20	3,847,539
5,000,000	3.63%, 02/15/20	5,882,425
2,000,000	6.63%, 02/15/27	3,125,312

		24,742,332

Total Bonds and Notes (Cost: $43,324,591)		52,163,997

Number of Shares

MONEY MARKET FUND: 2.4% (Cost: $1,288,569)
1,288,569	AIM Treasury Portfolio - Institutional Class	1,288,569

Total Investments: 100.1% (Cost: $44,613,160)		53,452,566
Liabilities in excess of other assets: (0.1)%		(41,554)

NET ASSETS: 100.0%		$53,411,012

AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
NZD — New Zealand Dollar
USD — United States Dollar

(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,482,821, or 4.6% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value

Financial	4.3%	$2,301,676
Government	90.8	48,512,015
Industrial	2.5	1,350,306
Money Market Fund	2.4	1,288,569

	100.0%	$53,452,566

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Bonds and Notes*	$—	$52,163,997	$—	$52,163,997
Money Market Fund	1,288,569	—	—	1,288,569

Total	$1,288,569	$52,163,997	$—	$53,452,566

* See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (unaudited)

Assets:
Investments, at value (Cost $44,613,160)	$53,452,566
Foreign currency (Cost $26,141)	26,520
Receivables:
Shares of beneficial interest sold	30
Dividends and interest	625,204
Foreign tax reclaim	3,097

Total assets	54,107,417

Liabilities:
Payables:
Shares of beneficial interest redeemed	556,997
Due to Adviser	43,137
Deferred Trustee fees	7,936
Accrued expenses	88,335

Total liabilities	696,405

NET ASSETS	$53,411,012

Initial Class Shares:
Net Assets	$53,411,012

Shares of beneficial interest outstanding	4,629,290

Net asset value, redemption and offering price per share	$11.54

Net Assets consist of:
Aggregate paid in capital	$44,037,107
Net unrealized appreciation	8,824,091
Undistributed net investment income	567,925
Accumulated net realized loss	(18,111)

$53,411,012

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (unaudited)

Income:
Dividends		$254
Interest		882,480

Total income		882,734

Expenses:
Management fees	$276,662
Transfer agent fees – Initial Class Shares	13,810
Transfer agent fees – Class R1 Shares (a)	4,438
Custodian fees	2,741
Professional fees	18,232
Reports to shareholders	10,915
Insurance	356
Trustees’ fees and expenses	2,218
Other	1,969

Total expenses	331,341
Waiver of management fees	(26,536)

Net expenses		304,805

Net investment income		577,929

Net realized gain (loss) on:
Investments		8,902
Foreign currency transactions and foreign denominated assets and liabilities		(24,633)

Net realized loss		(15,731)

Change in net unrealized appreciation on:
Investments		611,041
Foreign currency transactions and foreign denominated assets and liabilities		13,107

Change in net unrealized appreciation		624,148

Net Increase in Net Assets Resulting from Operations		$1,186,346

(a)	The Fund closed Class R1 Shares as of April 30, 2012 (See Note 1).

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)

Operations:
Net investment income	$577,929	$1,285,951
Net realized gain (loss)	(15,731)	730,456
Net change in unrealized appreciation	624,148	2,007,817

Net increase in net assets resulting from operations	1,186,346	4,024,224

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(945,039)	(2,850,676)
Class R1 Shares	(277,296)	(911,737)

	(1,222,335)	(3,762,413)

Net realized gains
Initial Class Shares	(596,101)	(726,760)
Class R1 Shares	(174,910)	(232,441)

	(771,011)	(959,201)

Total dividends and distributions	(1,993,346)	(4,721,614)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	6,629,402	30,915,700
Class R1 Shares	214,734	3,078,718

	6,844,136	33,994,418

Transfer from conversion (a)
Initial Class Shares	11,955,539	—
Class R1 Shares	(11,955,539)	—

	—	—

Reinvestment of dividends and distributions
Initial Class Shares	1,541,140	3,577,436
Class R1 Shares	452,206	1,144,178

	1,993,346	4,721,614

Cost of shares redeemed
Initial Class Shares	(9,910,919)	(25,797,989)
Class R1 Shares	(1,313,846)	(2,796,996)
Redemption fees	338	1,353

	(11,224,427)	(28,593,632)

Net increase (decrease) in net assets resulting from share transactions	(2,386,945)	10,122,400

Total increase (decrease) in net assets	(3,193,945)	9,425,010

Net Assets:
Beginning of period	56,604,957	47,179,947

End of period (including undistributed net investment income of $567,925 and $1,212,331, respectively)	$53,411,012	$56,604,957

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	576,799	2,671,313
Shares transferred (a)	1,033,322	—
Shares reinvested	134,129	329,111
Shares redeemed	(860,860)	(2,221,096)

Net increase	883,390	779,328

Class R1 Shares:
Shares sold	18,570	272,218
Shares transferred (a)	(1,033,322)	—
Shares reinvested	39,356	105,260
Shares redeemed	(113,789)	(243,707)

Net increase (decrease)	(1,089,185)	133,771

(a)	At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	For the Six Months Ended June 30, 2012

			Year Ended December 31,

			2011	2010		2009	2008	2007

	(unaudited)
Net asset value, beginning of period	$11.71		$12.03	$11.75		$11.52	$12.12	$11.78

Income from investment operations:
Net investment income	0.11		0.27	0.31		0.34	0.41	0.41
Net realized and unrealized gain (loss) on investments	0.14		0.62	(0.02)		0.30	0.02	0.66

Total from investment operations	0.25		0.89	0.29		0.64	0.43	1.07

Less dividends and distributions from:
Net investment income	(0.26)		(0.96)	(0.42)		(0.41)	(1.03)	(0.73)
Net realized gains	(0.16)		(0.25)	—		—	—	—

Total dividends and distributions	(0.42)		(1.21)	(0.42)		(0.41)	(1.03)	(0.73)

Settlement payments from unaffiliated third parties	—		—	0.41		—	—	—

Redemption fees	—	(b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.54		$11.71	$12.03		$11.75	$11.52	$12.12

Total return (a)	2.18	%(c)	8.14%	6.20	%(e)	5.98%	3.61%	9.71%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$53,411		$43,854	$35,688		$33,757	$35,200	$39,745
Ratio of gross expenses to average net assets	1.19	%(d)	1.22%	1.30%		1.31%	1.17%	1.32%
Ratio of net expenses to average net assets	1.10	%(d)	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(d)	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.08	%(d)	2.33%	2.60%		2.95%	3.08%	3.31%
Portfolio turnover rate	0	%(c)	23%	35%		0%	2%	20%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	Not annualized
(d)	Annualized
(e)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares.

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Bond Fund, (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (as described below). The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instrument were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund had no derivative instruments outstanding during the period ended June 30, 2012.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the period ended June 30, 2012.

F.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012. These amounts are reflected in the Financial Highlights.

Income, expenses (excluding class-specific expenses), realized and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2013, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for Initial Class Shares. For the period ended June 30, 2012, the Adviser waived management fees in the amount of $26,536. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the period ended June 30, 2012, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $0 and $3,380,159, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2012 was $44,613,160 and net unrealized appreciation aggregated $8,839,406 of which $8,839,787 related to appreciated securities and $381 related to depreciated securities.

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

The tax character of dividends and distributions paid to shareholders were as follows:

	Period Ended June 30, 2012	Year Ended December 31, 2011

Ordinary income	$1,222,335	$3,762,413
Long term capital gains	771,011	959,201

Total	$1,993,346	$4,721,614

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At June 30, 2012, the aggregate shareholder accounts of four insurance companies own approximately 56%, 23%, 8%, and 6% of the Initial Class Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 5 day period for which a loan was outstanding amounted to $97,030 and the weighted average interest rate was 1.41%. At June 30, 2012, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2012, there was no securities lending activity.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2012, there were no offsets of custodial fees.

Note 11—Recent Accounting Pronouncements—In December 2011, the Financial Accounting Standard Board issued Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in according with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this change and its impact on the Funds’ financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK VIP GLOBAL BOND FUND

APPROVAL OF ADVISORY AGREEMENT

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval. On June 29, 2012, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of trustees who are not “interested persons” of the Trust, voted to approve continuation of the existing advisory agreement for the Fund. Information regarding the material factors considered and related conclusions of the Board in approving continuation of the agreement for the Fund is set forth below.

In considering the renewal of the Fund’s investment advisory agreement with Van Eck Associates Corporation (the “Adviser”), the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 25, 2012 and June 28 and 29, 2012 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

▪

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

▪

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

▪

A report prepared by an independent consultant comparing the Fund’s investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three-, five-and ten-year periods ended March 31, 2012 with those of (i) a universe of funds selected by the independent consultant with similar portfolio holding characteristics and the same share class and operational characteristics as the Fund (the “Category”) and (ii) two sub-groups of funds selected from the Category, one by the independent consultant with similar investment style, expense structure and asset size as the Fund (the “Consultant Peer Group”) and one by the Adviser (the “Adviser Peer Group”);

▪

A report prepared by an independent consultant comparing the advisory fees and other expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2011 with those of (i) the Category and (ii) each of the Consultant Peer Group and the Adviser Peer Group;

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

▪	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed

VAN ECK VIP GLOBAL BOND FUND

APPROVAL OF ADVISORY AGREEMENT
(continued)

by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its advisory fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2012, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2011.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s annualized returns underperformed those of its Category and Consultant Peer Group medians and were equal to those of its Adviser Peer Group median over the three-year period, but had outperformed those of its Category, Consultant Peer Group and Adviser Peer Group medians over the one- and ten-year periods and outperformed the Consultant Peer Group median, were equal to those of its Category median and underperformed those of its Adviser Peer Group median over the five-year period. In evaluating the performance of the Fund relative to its Category and Consultant Peer Group, the Board noted the impact on the Fund’s performance of the Adviser’s strategy of overweighting higher-quality sovereign debt, in comparison to the strategy of investing in foreign corporate debt pursued by other funds in the Category and Consultant Peer Group during the same periods. In addition, the Board considered the performance of the Fund as compared to that of its benchmark index, which has a risk profile that is similar to the risk profile of the Fund. The Board noted that the Fund outperformed its benchmark index for the one-, three- and ten-year periods and underperformed its benchmark index for the five-year period. Based on all of the information provided by the Adviser, the Board concluded that the Fund’s performance was satisfactory. The Board noted that the advisory fee and the Fund’s total expense ratio of the Fund, net of waivers or reimbursements, were higher than the median advisory fees and median expense ratios of the Category, Consultant Peer Group and Adviser Peer Group, which reflects, among other things, the impact of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s investment objective. The Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory and related services is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the advisory fee breakpoints in place will allow the Fund to continue to share in the benefits of economies of scale in the future as the Fund grows.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including its fee structure (described herein), is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPGBSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP Global Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There  were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal  control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND

By (Signature and Title) /s/ John J. Crimmins, VP and CFO
                         -------------------------------
Date September 4, 2012
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date September 4, 2012
     -----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        -----------------------------------------

Date September 4, 2012
     -----------------